UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  April 27, 2022

HELEN OF TROY LIMITED
(Exact name of registrant as specified in its charter)

Commission File Number:  001-14669

Bermuda	74-2692550
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

Clarendon House
2 Church Street
Hamilton, Bermuda
(Address of principal executive offices)

One Helen Of Troy Plaza
El Paso, Texas 79912
(Registrant's United States mailing address)

915-225-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.10 par value per share	HELE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02    Results of Operation and Financial Condition.

On April 27, 2022, Helen of Troy Limited (the “Company”, “our”, “we” or “us”) issued a press release announcing the results for its fiscal quarter and year ended February 28, 2022.  With this Form 8-K, we are furnishing a copy of the press release (attached hereto as Exhibit 99.1).  The press release is also provided on the Investor Relations Page of our website at: http://www.helenoftroy.com.  The information contained on this website is not included as a part of, or incorporated by reference into, this report.

Certain written and oral statements made by the Company and subsidiaries of the Company may constitute “forward-looking statements” as defined under the Private Securities Litigation Reform Act of 1995. This includes statements made in this Form 8-K and the exhibits attached hereto, in other filings with the SEC, and in certain other oral and written presentations. Generally, the words “anticipates”, “believes”, “expects”, “plans”, “may”, “will”, “would”, “should”, “seeks”, “estimates”, “project”, “predict”, “potential”, “currently”, “continue”, “intends”, “outlook”, “forecasts”, “could”, and other similar words identify forward-looking statements. All statements that address operating results, events or developments that the Company expects or anticipates may occur in the future, including statements related to sales, earnings per share results, and statements expressing general expectations about future operating results, are forward-looking statements and are based upon its current expectations and various assumptions. The Company believes there is a reasonable basis for these expectations and assumptions, but there can be no assurance that the Company will realize these expectations or that these assumptions will prove correct. Forward-looking statements are subject to risks that could cause them to differ materially from actual results. Accordingly, the Company cautions readers not to place undue reliance on forward-looking statements. The forward-looking statements contained in this Form 8-K and the exhibits attached hereto should be read in conjunction with, and are subject to and qualified by, the risks described in the Company’s Form 10-K for the year ended February 28, 2022, and in the Company’s other filings with the SEC. Investors are urged to refer to the risk factors referred to above for a description of these risks. Such risks include, among others, the occurrence of cyber incidents or failure by the Company or its third-party service providers to maintain cybersecurity and the integrity of confidential internal or customer data, a cybersecurity breach, obsolescence or interruptions in the operation of the Company’s central global Enterprise Resource Planning systems and other peripheral information systems, the geographic concentration and peak season capacity of certain U.S. distribution facilities which increase its risk to disruptions that could affect the Company’s ability to deliver products in a timely manner, the Company's ability to successfully manage the demand, supply, and operational challenges associated with the actual or perceived effects of COVID-19 and any similar future public health crisis, pandemic or epidemic, the Company’s ability to develop and introduce a continuing stream of innovative new products to meet changing consumer preferences, actions taken by large customers that may adversely affect the Company’s gross profit and operating results, the Company’s dependence on sales to several large customers and the risks associated with any loss of, or substantial decline in, sales to top customers, the Company’s dependence on third-party manufacturers, most of which are located in Asia, and any inability to obtain products from such manufacturers, the Company’s ability to deliver products to its customers in a timely manner and according to their fulfillment standards, the risks associated with trade barriers, exchange controls, expropriations, and other risks associated with domestic and foreign operations including uncertainty and business interruptions resulting from political changes and actions in the U.S. and abroad, such as the current conflict between Russia and Ukraine, and volatility in the global credit and financial markets and economy, the Company’s dependence on the strength of retail economies and vulnerabilities to any prolonged economic downturn, including a future downturn from the effects of COVID-19, risks associated with the use of licensed trademarks from or to third parties, risks associated with weather conditions, the duration and severity of the cold and flu season and other related factors, the Company’s reliance on its Chief Executive Officer and a limited number of other key senior officers to operate its business, expectations regarding recent acquisitions (including Curlsmith and Osprey) and any future acquisitions or divestitures, including the Company’s ability to realize related synergies along with its ability to effectively integrate acquired businesses or disaggregate divested businesses, the risks of potential changes in laws and regulations, including environmental, employment and health and safety and tax laws, and the costs and complexities of compliance with such laws, the risks associated with increased focus and expectations on climate change and other environmental, social and governance matters, the risks associated with significant changes in or the Company’s compliance with regulations, interpretations or product certification requirements, the risks associated with global legal developments regarding privacy and data security that could result in changes to its business practices, penalties, increased cost of operations, or otherwise harm the business, the Company’s ability to continue to avoid classification as a Controlled Foreign Corporation, the risks associated with legislation enacted in Bermuda and Barbados in response to the European Union’s review of harmful tax competition, the risks associated with accounting for tax positions and the resolution of tax disputes, the risks of significant tariffs or other restrictions being placed on imports from China, Mexico or Vietnam or any retaliatory trade measures taken by China, Mexico or Vietnam, the risks associated with product recalls, product liability and other claims against the Company, and associated financial risks including but not limited to, significant impairment of the Company’s goodwill, indefinite-lived and definite-lived intangible assets or other long-lived assets, increased costs of raw materials, energy and transportation, the risks to the Company’s liquidity or cost of capital which may be materially adversely affected by constraints or changes in the capital and credit markets and limitations under its financing arrangements, risks associated with foreign currency exchange rate fluctuations, and projections of product demand, sales and net income, which are highly subjective in nature, and from which future sales and net income could vary in a material amount. The Company undertakes no obligation to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise.

The press release includes or refers to certain information that the Company believes is non-GAAP Financial Information as contemplated by SEC Regulation G, Rule 100. The press release contains tables that reconcile these measures to their corresponding GAAP based measures presented in the Company’s Consolidated Statements of Income and Cash Flows. The material limitation associated with the use of the non-GAAP financial measures is that the non-GAAP measures do not reflect the full economic impact of the Company’s activities. These non-GAAP measures are not prepared in accordance with GAAP, are not an alternative to GAAP financial information, and may be calculated differently than non-GAAP financial information disclosed by other companies. Accordingly, undue reliance should not be placed on non-GAAP information.

The information in this Item 2.02 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or any proxy statement or report or other document we may file with the SEC, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Operating Officer

On April 27, 2022, the Company announced the appointment by the Company’s Board of Directors of Noel Geoffroy, age 51, to serve as Chief Operating Officer of the Company, effective as of May 9, 2022.

Ms. Geoffroy currently serves as Head of North America Consumer Healthcare at Sanofi, a global healthcare company, and has held such position since January 2019. Prior to that she served in various leadership roles from December 2012 to December 2018 at Kellogg Company, an American multinational food manufacturing company, most recently President, US Frozen Foods. She has more than 25 years of experience in senior roles with global and domestic responsibilities within the consumer products industry for companies including The H.J. Heinz Company (now known as Kraft Heinz Foods Company, a subsidiary of The Kraft Heinz Company) and The Procter & Gamble Company. Ms. Geoffroy earned her bachelor’s degree in Language and International Trade from Clemson University and her Master of Business Administration degree from the Darden School of Business at the University of Virginia.

In connection with Ms. Geoffroy’s appointment as Chief Operating Officer, the Company and Ms. Geoffroy will enter into an indemnification agreement in substantially the same form as the indemnification agreement it has entered into with the Company’s other executive officers.

There are no arrangements or understandings between Ms. Geoffroy and any other person pursuant to which she was appointed as an officer, and there are no family relationships, as defined in Item 401 of Regulation S-K, between Ms. Geoffroy and any of the Company’s directors or other executive officers. Ms. Geoffroy has not engaged in any transactions with the Company that would be reportable under Item 404(a) of Regulation S-K.

As compensation for her service as the Company’s Chief Operating Officer, effective May 9, 2022, Ms. Geoffroy will receive compensation as follows:

•an annual base salary of $575,000;
•eligibility to receive an annual performance bonus payable in cash at a target of 90% of Ms. Geoffroy’s base salary under the Company’s 2011 Annual Incentive Plan;
•eligibility to receive a long-term incentive award under the Company’s 2018 Stock Incentive Plan at a target of $1,100,000, consisting of a mix of performance-based and time-vested incentive equity awards; the first grant of long-term incentive awards at this level will be on May 9, 2022 and will be prorated for the remaining fiscal year; and
•a one-time sign-on long-term incentive award grant under the Company's 2018 Stock Incentive Plan of $800,000, consisting of time-vested incentive equity awards.

Additionally, Ms. Geoffroy will be eligible to participate in welfare and benefit plans and programs generally available to all full-time associates of the Company.

The Company expects to enter into a severance agreement with Ms. Geoffroy in substantially the same form as the severance agreement it has entered into with the Company's Chief Financial Officer, which will provide for certain benefits upon certain qualifying terminations of her employment.

Item 9.01    Financial Statements and Exhibits.

(d)        Exhibits

Exhibit Number	Description
99.1	Press Release dated April 27, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: April 27, 2022	/s/ Matthew J. Osberg
Matthew J. Osberg
Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer
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